SA FUNDS – Investment Trust

SA Global Fixed Income Fund (SAXIX)

Supplement dated April 6, 2015 to the
Prospectus dated October 29, 2014

This Supplement amends information in the Prospectus of the SA Funds – Investment Trust dated October 29, 2014. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-800-366-7266 or on the Internet at http://sa-funds.net.

SA Global Fixed Income Fund (the “Fund”)

The following disclosure replaces the ninth paragraph under both the Principal Investment Strategies and the Goal and Principal Investment Strategies sections of the Prospectus beginning on pages 7 and 40, respectively:

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates while targeting the duration of the Fund’s benchmark index. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195